UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2017

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2017, Monte J. Barrow notified the board of directors (the “Board”) of Education Realty Trust, Inc. (the “Company”) of his decision to resign from the Board, effective April 1, 2017. Mr. Barrow has served on the Board since January 2005 and has also served as a member of the Board’s Audit Committee, Compensation Committee and Investment Oversight Committee. The retirement of Mr. Barrow is in accordance with the Company’s mandatory retirement policy and is not the result of any disagreement with the Company, the Board or management on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporations or Bylaws; Change in Fiscal Year

On March 1, 2017, the Board approved Amendment No. 2 the (“Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which provides the Company’s stockholders with the right to amend the Bylaws upon the affirmative vote of a majority of the votes entitled to be cast on the matter.

The foregoing summary of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.     Regulation FD Disclosure.

Representatives of the Company will be meeting with investors from March 6-8, 2017 in Miami, Florida at the Citi 2017 Global Property CEO Conference. Those discussions will focus on the Company’s publicly disclosed business strategy and operating results. The Investor Presentation that will be presented during these meetings with investors is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The Company believes that certain statements in the information attached may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission, including under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update or revise forward-looking statements.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 2 to the Amended and Restated Bylaws of Education Realty Trust, Inc.
99.1	Investor Presentation (March 2017)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: March 6, 2017	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

Date: March 6, 2017	By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amendment No. 2 to the Amended and Restated Bylaws of Education Realty Trust, Inc.
99.1	Investor Presentation (March 2017)